                                   SCHEDULE 14A
                                  (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934
   Filed by the Registrant  X
   Filed by a Party other than the Registrant  __
   Check the appropriate box:
      __  Preliminary Proxy Statement             __ Confidential, for Use of
                                                     the Commission Only (as
      __  Definitive Proxy Statement                 permitted by Rule 14a-6(e)
                                                     (2))

       X  Definitive Additional Materials

      __  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                      Allegheny Power System, Inc.
______________________________________________________________________________

                            (Name of Registrant as Specified in Its Charter)
______________________________________________________________________________

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
______________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

     X  No fee required.
    __  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
______________________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
      (Set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________

      (4)  Proposed maximum aggregate value of transaction:
______________________________________________________________________________

      (5)  Total fee paid:
______________________________________________________________________________

      __   Fee paid previously with preliminary materials:
______________________________________________________________________________

      __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
______________________________________________________________________________

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:
_______________________________________________________________________________

      (3)  Filing Party:
______________________________________________________________________________

      (4)  Date Filed:
______________________________________________________________________________

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HOTLINE SCRIPT FOR THURSDAY JULY 24, 1997



THANK YOU FOR CALLING THE MERGER HOT LINE.

BY NOW YOU HAVE HAD TIME TO REVIEW THE PROXY FOR THE AUGUST SEVENTH SHAREHOLDER MEETING. APPROVAL BY THE MAJORITY OF
VOTES CAST BY EACH COMPANY'S SHAREHOLDERS IS REQUIRED FOR THE MERGER TO BE APPROVED. AL NOIA SAID THAT THE FIRST STEP - AND ONE OF THE MOST CRITICAL ONES IN THE APPROVAL PROCESS - IS THE SHAREHOLDER VOTE. NOIA CONTINUED BY SAYING THAT EMPLOYEES REPRESENT A SIGNIFICANT VOTING BLOCK AND THAT YOU CAN SEND AN IMPORTANT, VERY POSITIVE MESSAGE WITH YOUR VOTE AS WELL AS WITH YOUR VERBAL SUPPORT WHEN YOU DISCUSS THE MERGER WITH
COWORKERS AND FRIENDS WHO MAY BE SHAREHOLDERS.  DAVID
MARSHALL SAID THAT IF YOU HAVEN'T ALREADY DONE SO, PLEASE SIGN, DATE, AND RETURN YOUR PROXY AS SOON AS POSSIBLE. HE ADDED THAT YOUR VOTE MOST DEFINITELY DOES COUNT. ALLEGHENY POWER SHAREHOLDERS ARE ALSO VOTING TO CHANGE THE COMPANY'S NAME TO
ALLEGHENY ENERGY.   THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE
TOTAL NUMBER OF OUTSTANDING ALLEGHENY POWER COMMON SHARES IS NECESSARY FOR THE APPROVAL OF THE NAME CHANGE.

IF YOU HAVE A QUESTION OR COMMENT ABOUT THE MERGER, YOU CAN RECORD IT FOLLOWING THIS MESSAGE. ANSWERS TO FREQUENTLY ASKED QUESTIONS WILL BE PUBLISHED IN THE MERGER PROGRESS REPORT AND WILL BE POSTED REGULARLY ON THIS TOLL-FREE HOTLINE ALONG WITH OTHER MERGER NEWS. THANK YOU FOR CALLING.